Exhibit 99.1

ON THE RIGHT PATH 2017 THIRD QUARTER INVESTOR PRESENTATION Wells Fargo Raleigh, NC October 19, 2017 October 18, 2017 NYSE American: CTO

FORWARD LOOKING STATEMENTS 2 THIRD QUARTER 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA If we refer to “we,” “us,” “our,” or “the Company,” we mean Consolidated-Tomoka Land Co. and its consolidated subsidiaries. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with the closing of pending land transactions or other dispositions of assets, including the likelihood, timing, and final transaction terms thereof, the estimate of the cost of completing improvements affiliated with certain investments, the impact of permitting or other transactional activities on the total estimated gain for land sales, as well as the timing of the recognition of such gains, our ability to obtain necessary governmental approvals for our land transactions or to satisfy other closing conditions, the ability to execute share repurchase transactions, the completion of 1031 transactions, the ability for the Company to convert to a real estate investment trust, the costs of improvements for the Golf Operations assets, the ability to achieve certain leasing activity including the timing and terms thereof, as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Endnote references (A) through (I) provided in this presentation are found on Slide 32

CTO’S STRATEGY Consistently Executed Since 2011 3 THIRD QUARTER 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA CONVERT INTO INCOME Grow, Improve, Enhance & Diversify MONETIZING LAND Using 1031 structure GROW NAV AND NARROW DISCOUNT BETWEEN STOCK PRICE AND NAV Monetizing land at prudent pace, converting to income, increasing free cash flow Efficient Overhead – Conservative Balance Sheet Returning Capital to Shareholders – Increasing Dividend, Buying Back Stock Commitment to Governance & Alignment of Management

’12 – ’16 CAGR 43.9% Total Revenues ($000’s) TRACK RECORD OF STRONG OPERATING RESULTS 4 THIRD QUARTER 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA Annual Results for 2012 – 2016 and YTD 2017 (as of September 30, 2017) Operating Income Book Value Per Share Earnings Per Share (1) ($000’s) ’12 – ’16 CAGR 156.4% ’12 – ’16 CAGR 131.3% ’12 – ’16 CAGR 7.3% Consistent Growth in Key Metrics (1) Basic Earnings per Share $16,581 $26,070 $36,057 $42,998 $71,075 $73,932 $- $20,000 $40,000 $60,000 $80,000 2012 2013 2014 2015 2016 YTD 2017 $0.10 $0.64 $1.11 $1.44 $2.86 $3.13 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2012 2013 2014 2015 2016 YTD 2017 $864 $6,279 $12,593 $20,269 $37,320 $34,647 $- $10,000 $20,000 $30,000 $40,000 2012 2013 2014 2015 2016 YTD 2017 $19.58 $20.53 $21.83 $22.81 $25.97 $28.58 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 2012 2013 2014 2015 2016 YTD 2017

CTO SNAPSHOT

As of September 30, 2017 (unless otherwise noted)

Equity Market Cap [1]	$ 332.6 million
Debt [E]	$ 178.3 million
Total Enterprise Value ('TEV') [1][E]	$ 510.9 million
Cash (including 1031 restricted cash)	$ 11.4 million
Leverage (net debt to TEV) [1][E]	32.7%

Closing Price [1]	$59.60
Annual Dividend [3]	$0.20
52-Week High [1]	$61.70
52-Week Low [1]	$48.65
Shares Outstanding	5.581 million
Average Daily Trading Volume [1]	≈11,000

Significant Operating Segments

Land Holdings [2]	Income Properties	Loan Investments	Subsurface Interests [2]
≈8,100 Acres Undeveloped Land	36 Properties [1] >1.9 million Sq. Ft. [1] Retail and Office	4 Loans Hotel, Retail & Multi-Family	≈460,000 Acres
≈ **5,840** Acres or 72% Under Contract/Term Sheet ≈**$146.1 million** [1][A] Avg. Price $25k/acre	NOI ≈$22.0 **million** [C] Value at 6.0% - 6.5% Cap Rate [F] = **$338 million - $366 million**	NOI = $2.6 million Average Yield **9.6%** $26.9 million principal Max. Maturity ≈ **0.9 yrs.**	≈**$11.3 million** in Revenue from 2014 – YTD 2017
MONETIZE	GROW	MONETIZE	MONETIZE

(1) As of October 13, 2017
(2) Land Holdings and subsurface interests are part of real estate operations segment
(3) Based on annualized quarterly dividend of $0.05 per share

Converting Land to Income | Growing Cash Flow

CONSOLIDATED TOMOKA THIRD QUARTER 2017 INVESTOR PRESENTATION 5

MOMENTUM MONETIZING LAND 6 CONSOLIDATED TOMOKA Monetizing Land With Tax Deferred Strategy (Land Sales in $000’s) 2012 – YTD 2017 Total Sales  $88.5mm Acres Sold  2,620 Current Management Team 2005 – 2011 Total Sales  $86.7mm Acres Sold  1,077 7 years ≈ 6 years Current CEO Hired August 2011 THIRD QUARTER 2017 INVESTOR PRESENTATION Dramatic Accelerating Monetizing Land (1) Includes non-binding Term Sheet for $15mm investment for 70% of to-be-formed Mitigation Bank Joint Venture (2) As of October 18, 2017 (1) (2) Annual Land Sales for 2005 – 2016, YTD 2017(2) & Pipeline(A) as of 10/18/17 $36,205 $20,703 $23,095 $4,258 $2,502 $0 $0 $618 $2,990 $8,807 $22,529 $13,759 $39,839 $146,114 -$10,000 $10,000 $30,000 $50,000 $70,000 $90,000 $110,000 $130,000 $150,000 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 YTD 2017 Pipeline

PIPELINE OF POTENTAL LAND SALES(A) 11 DIFFERENT BUYERS 72% of Remaining Land As of October 18, 2017 SF –Single Family; AR –Age Restricted, MF – Multi-Family Commercial/Retail Total Acreage East of I-95  1,100 Acres 10 THIRD QUARTER 2017 INVESTOR PRESENTATION Total Acreage West of I-95  7,000 Acres 1 12 2 3 4 6 7 8 9 11 10 Contract/Parcel Acres Contract Amount (rounded) Price per Acre (rounded) Timing ICI Homes II (SF) 1,016 $21.0mm $21,000 ‘19 Minto II (AR) 1,614 $26.5mm $16,000 ’18 Mitigation Bank 2,492 $15.0mm $6,000 ‘18 ICI (SF) – Option Parcel 146 $1.4mm $10,000 ‘19 Residential (SF) 200 $3.3mm $17,000 ’18 Residential (MF) 45 $5.2mm $116,000 ’18 – ‘19 Commercial/Retail 123 $29.3mm $238,000 ’18 – ‘19 Buc-ee’s 35 $14.0mm $400,000 ’18 North Amer. Dev Grp 62 $17.0mm $273,000 ’17 – ‘18 Specialty Grocer 9 $2.7mm $300,000 ’18 Commercial/Retail 21 $5.8mm $275,000 ’17 – ‘18 Distribution/Warehouse 71 $5.0mm $70,000 ’18 – ‘19 Totals/Average 5,840 $146.1mm $25,000 1 11 2 3 4 5 6 7 8 10 9 5 12 Substantial Pipeline for Continued Growth to Income (1) (2) (2) (3) (4) Note: For footnotes #1 through #4 see slide 35

LAND UNDER CONTRACT(A) THIRD QUARTER 2017 INVESTOR PRESENTATION 11 CONSOLIDATED TOMOKA Total Acres (Remaining Under Contract) 62 Sales Price $17.0mm Price Per Acre $273,000 Expected Closing ‘17 – ‘18 Tomoka Town Center Big Box Retail Power Center

12 THIRD QUARTER 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA LAND UNDER CONTRACT(A) Total Acres 35 Sales Price $14.0mm Price Per Acre $400,000 Expected Closing ‘18 Commercial/Retail First Site Selected for Buc-ee’s Outside Texas

10 THIRD QUARTER 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA LAND UNDER CONTRACT(A) Total Acres 9 Sales Price $2.7mm Price Per Acre $300,000 Expected Closing ‘18 Commercial/Retail National Grocer

11 THIRD QUARTER 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA LAND UNDER CONTRACT(A) Total Acres 123 Sales Price $29.3mm Price Per Acre $238,000 Expected Closing ’18 – ‘19 Commercial/Retail

12 THIRD QUARTER 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA LAND UNDER CONTRACT(A) Total Acres 71 Sales Price $5.0mm Price Per Acre $70,000 Expected Closing ’18 – ‘19 Distribution/Warehouse 400,000 SF Distribution Center

13 THIRD QUARTER 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA LAND UNDER CONTRACT(A) Total Acres 45 Sales Price $5.2mm Price Per Acre $116,000 Expected Closing ’18 – ‘19 Multi-Family

ABSORPTION OF LAND WEST OF I-95(A) Largest Area of Land Holdings Parcel Use Acres $ Amount Amount per Acre Est. Timing 1 Residential 1,016 $21.0mm $21k ’19 2 Residential 1,614 $26.5mm $16k ’18 3 Mitigation Bank (1) 2,492 $15.0mm $6k ’18 4 Residential 146 $1.4mm $10k ’19 5 Residential 200 $3.3mm $17k ’18 14 THIRD QUARTER 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA 1 2 3 4 5 (1) Under non-binding term sheet for third-party to acquire approximately 70% of a to-be-formed mitigation bank joint venture Near Term Absorption of Largest Land Tract

MITIGATION BANK OPPORTUNITY(A) Opportunity to convert approximately 2,500 acres of land into a wetland mitigation bank in Tiger Bay Basin serving eastern Volusia & southern Flagler Counties in greater Daytona Beach area. Acres: 2,492 Est. Initial Credit Sales (1) : Q2 2018 Potential JV Closing: 2018 Non-binding term sheet signed for the sale of an approximately 70% interest in a to-be-formed mitigation bank joint venture for $15 million 15 THIRD QUARTER 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA (1) Subject to federal and state permitting and amount of credits produced by the mitigation bank Mitigation Bank Joint Venture

INCOME PROPERTY INVESTMENTS (1) 22 CONSOLIDATED TOMOKA Converting Land into Income ($000’s) 2012 – YTD 2017 Total Acquisitions  $320.4mm Current Management Team 2005 – 2011 Total Acquisitions  $59.6mm 7 years ≈ 6 years Current CEO Hired August 2011 Annual Acquisitions for 2005 – 2016 & YTD 2017 and Pipeline as of 10/18/17 THIRD QUARTER 2017 INVESTOR PRESENTATION Diversified Markets Higher Quality Properties (1) Pipeline represents single-tenant office property under contract as of October 18, 2017 (H) $34,870 $15,083 $0 $9,692 $0 $0 $0 $25,717 $39,272 $42,166 $81,734 $91,475 $40,040 $40,000 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 YTD 2017 Pipeline

PORTFOLIO HIGHLIGHTS As of September 30, 2017 Annual NOI (C) ≈$22.0mm 23 THIRD QUARTER 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA Portfolio Mix Transitioning to Single-Tenant Over Time Square Feet >1.9mm 43% 57% Office Retail 63% 37% Single-Tenant Multi-Tenant

PORTFOLIO HIGHLIGHTS 18 THIRD QUARTER 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA As of September 30, 2017 Total Properties Annualized NOI (1) (C) Total Square Feet (2) Weighted Average Lease Term Investment Grade Tenants Different Industries in Tenant Mix States Single Tenants >10% of NOI (C) 36 $22.0 1.9 7.3 40.3% 16 11 1 Stronger Markets Stronger Credits (1) $ in millions (2) Square feet in millions Raleigh 15.4% Santa Clara 10.5% Jacksonville 9.7% Orlando 8.7% Sarasota 7.0% Atlanta 5.8% Daytona Beach 5.4% Phoenix 4.5% Tampa 4.5% Houston 4.2% Charlotte 4.0% Fort Worth 3.8% Dallas 3.7% Reno 2.7% Seattle 2.5% Other 7.8%

SINGLE-TENANT PORTFOLIO

Tenant/Building	S&P Credit Rating	Location	Property Type	Rentable Square Feet	Remaining Lease Term	% of NOI [(C)]
Wells Fargo	AA-	Raleigh, NC	Office	450,393	7.0	12.5%
Hilton Grand Vacations [(1)]	BB+	Orlando, FL	Office	133,914	4.2	6.8%
Lowe's	A	Katy, TX	Retail	131,644	9.3	4.2%
LA Fitness	B+	Brandon, FL	Retail	45,000	14.6	3.9%
CVS	BBB+	Dallas, TX	Retail	10,340	24.4	3.1%
Harris Teeter	NR	Charlotte, NC	Retail	45,089	10.6	3.1%
Container Store	NR	Phoenix, AZ	Retail	23,329	12.4	2.9%
At Home	B	Raleigh, NC	Retail	116,334	12.0	2.8%
Rite Aid	B	Renton, WA	Retail	16,280	8.8	2.5%
Dick's Sporting Goods	NR	McDonough, GA	Retail	46,315	6.3	2.2%
Jo-Ann Fabric	B	Saugus, MA	Retail	22,500	11.3	2.0%
Best Buy	BBB-	McDonough, GA	Retail	30,038	3.3	1.9%
Barnes & Noble	NR	Daytona Beach, FL	Retail	28,000	0.3	1.8%
Big Lots	NR	Glendale, AZ	Retail	34,512	5.3	1.7%
Walgreens	BBB	Alpharetta, GA	Retail	15,120	8.1	1.6%
Big Lots	BBB	Germantown, MD	Retail	25,589	6.3	1.6%
Walgreens	BBB	Clermont, FL	Retail	13,650	11.5	1.5%
Bank of America	A+	Monterey, CA	Retail	32,692	3.2	1.3%
Staples	NR	Sarasota, FL	Retail	18,120	4.3	1.3%
Outback	BB	Charlottesville, VA	Retail	7,216	14.0	1.3%
Outback	BB	Charlotte, NC	Retail	6,297	14.0	0.9%
Outback	BB	Austin, TX	Retail	6,176	14.0	0.9%
Carrabas	BB	Austin, TX	Retail	6,528	14.0	0.7%
Total Single Tenant				1,265,076	9.1	62.6%

(1) Two properties

Better Real Estate | Strong Cash Flow

CONSOLIDATED TOMOKA   THIRD QUARTER 2017 INVESTOR PRESENTATION   33

20 THIRD QUARTER 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA MULTI-TENANT PORTFOLIO Better Balance Strong Cash Flow (1) Two properties (C) Weighted-Average Remaining Lease Term for Total Portfolio = 7.3 yrs. Tenant/Building S&P Credit Rating Location Property Type Rentable Square Feet Remaining Lease Term % of NOI 3600 Peterson NR Santa Clara, CA Office 75,841 4.5 10.5% 245 Riverside Ave N/A Jacksonville, FL Office 136,856 4.1 9.6% Whole Foods Centre BBB- Sarasota, FL Retail 59,341 4.9 5.7% Westcliff Shopping Center N/A Ft. Worth, TX Retail 136,185 4.6 3.8% Reno Riverside BB Reno, NV Retail 52,474 2.2 2.7% Concierge Office N/A Daytona Beach, FL Office 22,012 1.8 1.7% Mason Commerce Center N/A Daytona Beach, FL Office 30,720 3.9 1.7% Fuzzy's/World of Beer NR Brandon, FL Office 6,715 7.1 0.6% 7-11/Dallas Pharmacy A Dallas, TX Retail 4,685 7.0 0.6% The Grove NR Winter Park, FL Retail 112,292 N/A 0.3% Williamson Busi Park N/A Daytona Beach, FL Office 15,360 6.8 0.2% Total - Multi-Tenant 652,481 4.2 37.4% (1)

Rank CTO MSA Investment Development Austin, TX 3rd 1st Dallas/Ft. Worth, TX 1st 5th Portland, OR 8th 2nd Seattle, WA 2nd 8th Los Angeles, CA 6th 6th Nashville, TN 9th 3rd Raleigh/Durham, NC 13th 4th 8 Orange County, CA 5th 10th Charlotte, NC 12th 7th San Francisco, CA 7th 13th Denver, CO 15th 9th Boston, MA 10th 14th New York/Manhattan, NY 4th 20th Oakland/East Bay, CA 16th 12th Atlanta, GA 11th 15th New York/Brooklyn, NY 14th 19th San Jose, CA 20th 11th 18 Salt Lake City, UT 18th 17th Chicago, IL 17th 21st Tampa, St. Petersburg, FL 23rd 16th Phoenix, AZ 19th 23rd Orlando, FL 27th 18th San Diego, CA 24th 22nd Washington D.C. 21st 28th Miami, FL 25th 26th Income Properties in Top 25 Markets Investment – Indicates ranking of acquisition capital into respective market Development – Indicates ranking of development capital into respective market Source: 201Source: ‘Emerging Trends in Real Estate’ publication by Urban Land Institute and PWC TARGET MARKET MAP Seattle Portland San Francisco Silicon Valley Los Angeles San Diego Phoenix Reno Salt Lake City Denver Dallas Austin Houston Nashville Atlanta NOI (C) from Properties in Top 25 Markets 21 THIRD QUARTER 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA Market Focus Targeting Long-Term Real Estate 26 76%

ACQUISITION METHODOLOGY 22 THIRD QUARTER 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA INVESTMENT TARGET Real Estate Attributes Demo – graphics Land Value Market Comps Alternative Use Parking Access Visibility Traffic Counts Location Property Level Sales Credit- Worthiness Tenant Attributes Store Comparisons Rent Coverage Tenant’s Market Presence Rent Relative To Market Space vs Tenant Standards Corporate Considerations Cap Ex Requirements Strategic Fit Consistency w/Market Focus Align w/1031 Execution Property Management Need Return Expectations Market Conditions Tenant Industry Local & National Economy Job & Population Growth Cap Rate Trends Legislative Risks Overall Capital Markets Disciplined Approach Focused on Fundamentals

HOW CTO’S PORTFOLIO STACKS UP Three Mile Population(1) Implied Cap Rate(1) 3-Mile Median Household Income(1) 23 THIRD QUARTER 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA 3-Mile Avg. Household Income(1) Stronger Demographics Higher Density Source of Peer Info: FBR & Co. (1) CTO info as of Sept. 30, 2017 93,059 58,580 54,502 53,043 51,526 51,452 0 20,000 40,000 60,000 80,000 100,000 CTO NNN O ADC VER SRC 6.0% 5.2% 5.7% 6.9% 7.8% 0.0% 5.0% 10.0% CTO NNN O ADC VER SRC $70,625 $56,085 $54,953 $53,087 $52,473 $51,669 $0 $20,000 $40,000 $60,000 $80,000 CTO NNN O ADC VER SRC $84,807 $71,810 $70,623 $67,870 $67,396 $66,391 $0 $20,000 $40,000 $60,000 $80,000 $100,000 CTO NNN O ADC VER SRC

TOP TENANTS VERSUS PEERS Avg. Lease Term 7.3 Leverage Level 32.7%(1) Office/Retail/Other 57%/43% AA- 12.5% BB+ 6.8% A+ 5.7% A- 4.2% B+ 3.9% BBB 6.7% BBB 5.3% BBB 4.0% B+ 4.1% BB+ 3.6% BBB 8.8% AA 3.9% B+ 3.4% A- 2.9% BBB+ 2.5% 24 THIRD QUARTER 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA Source of Peer Info: FBR & Co. as of October 16, 2017 and Investor Presentations of applicable Peer Co. Tenant % reflects percentage of total NOI (C) BB- 5.3% AA 4.3% B+ 3.8% B+ 3.5% NR 3.4% Avg. Lease Term 9.6 Leverage Level 27.8% Avg. Lease Term 10.6 Leverage Level 23.2% Avg. Lease Term 11.5 Leverage Level 33.4% Avg. Lease Term 9.5 Leverage Level 45.6% Avg. Lease Term 14.0 Leverage Level 30.0% B+ 2.4% NR 2.1% NR 2.0% NR 1.9% NR 3.1% BBB 3.3% BB+ 3.3% BBB 3.1% BBB 2.8% B- 7.0% Office/Retail/Other 5%/80%/15% Office/Retail/Other 0%/100%/0% Office/Retail/Other 21%/63%/16% Office/Retail/Other 0%/86%/14% Office/Retail/Other 0%/100%/0% Better Real Estate Better Credit CTO info as of Sept. 30, 2017

OPPORTUNISTIC INVESTMENTS IN INCOME 25 THIRD QUARTER 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA Expected opening Q1 2018 Total estimated investment: $17.7 million Prior owner (developer) acquired the land in 2007 for approximately $34.5 million Received entitlement for >1 million sq. ft. 6.04 acres Daytona Beach The Beach Parcel Near Term Investment: 2 Single Tenant Properties (restaurants) Land Est. development costs $6.9M(H) $10.8M Estimated investment yield (near term investment): 7% - 11% unlevered (I) Scheduled to Open Q1 2018 Finding Opportunistic Value Creating Favorable Returns Income Growth for 2018

NAV WORKSHEET [A][F][I]

Highlighted Components of NAV	Basis for Value or Estimate	Approx. Acres			Value Range	
Income Properties @ 6.5% Cap Rate	Cap Rate [1]					$ 337,000,000
The Grove at Winter Park	Book Value (Including CIP)					$ 11,000,000
Land Pipeline	Pipeline Amount [2]	5,834				$ 146,000,000
Commercial Loans	Book Value					$ 27,000,000
Subsurface Interests	Estimated Value					$ 15,000,000
Mitigation & Impact Fee Credits	Book Value					$ 1,000,000
Golf Assets	Book Value					$ 5,000,000
Cash	Book Value					$ 11,000,000
Beach Parcel	Book Value (Land & CIP)					$ 14,000,000
Total Value of Assets included in NAV						**$ 567,000,000**
Less:						
Debt	Face Value [E]					$ (178,000,000)
Other Liabilities (Excluding Def. Tax Liability) [3]	Book Value					$ (10,000,000)
Net Value of NAV Components - Excluding Available Land Holdings					**$ 379,000,000**	**$ 379,000,000**
Notable Available Land Parcels			Estimated Range of Values per Acre			
Industrial Parcel West of I-95	Estimated Value	850	$ 30,000	$ 50,000	$ 25,500,000	$ 42,500,000
North of LPGA Blvd. East of I-95	Estimated Value	80	$ 150,000	$ 250,000	$ 12,000,000	$ 20,000,000
E. of Williamson betwe. LPGA & Strickland	Estimated Value	190	$ 60,000	$ 100,000	$ 11,400,000	$ 19,000,000
Gateway - Surrounding Trader Joe's	Estimated Value	45	$ 80,000	$ 125,000	$ 3,600,000	$ 5,600,000
SE Corner - Clyde Morris & LPGA Blvd.	Estimated Value	30	$ 100,000	$ 175,000	$ 3,000,000	$ 5,300,000
Across from Florida Hospital	Estimated Value	26	$ 125,000	$ 150,000	$ 3,300,000	$ 3,900,000
Range of Value Estimates - Notable Available Land Parcels		1,221			**$ 58,800,000**	**$ 96,300,000**
Aggregate of NAV Components					**$ 437,800,000**	**$ 475,300,000**

(1) Cap Rate on in place NOI [C]
(2) Contract and non-binding Term Sheet amounts As of October 18, 2017
(3) Excludes intangible lease liabilities

Indicative of Meaningful Discount in our Stock Price

CONSOLIDATED TOMOKA
THIRD QUARTER 2017 INVESTOR PRESENTATION
26

LIQUIDITY & LEVERAGE 27 THIRD QUARTER 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA 77% of Debt at Fixed rate ≈65% Unsecured Weighted Average Rate <4.00% As of September 30, 2017 Debt Schedule ($ in millions) Liquidity Position ($ in 000’s) Total Commitment of Credit Facility = $100 million Amount Outstanding at face value for Convertible Notes Stated rate = 30-Day LIBOR plus 150-220 bps Maturity includes first 10 years I/O Variable Rate Mortgage Loan fixed with Interest Rate Swap Borrowing Base Capacity Amount Outstanding Rate Maturity in Years Credit Facility (1) (3) $59.0 $41.0 2.73% 3.9 Convertible Notes (2) $75.0 4.50% 2.5 CMBS Loan (4) $30.0 4.33% 17.1 CMBS Loan $7.3 3.66% 0.4 Mortgage Loan (5) $25.0 3.17% 3.5 Totals/Average $59.0 $178.3 3.84% 5.3 Liquidity & Flexibility Attractive Rates Largely Unsecured

Returning Capital to Shareholders (B)(D) 28 THIRD QUARTER 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA Cumulative Shares Purchased Cumulative From 2012 Through October 16, 2017 Buybacks per Year $ Amount # of Shares 2012 $453,654 14,634 2013 $- - 2014 $927,913 25,836 2015 $6,484,844 119,403 2016 $7,431,896 151,453 YTD 2017 $7,136,494 134,049 Total $22,434,801 445,375 Cumulative $ Repurchased Average Price/Share $50.37 Opportunistic Repurchases Accretive to NAV $453,654 $453,654 $1,381,567 $7,866,411 $15,298,307 $22,434,801 0 80,000 160,000 240,000 320,000 400,000 480,000 $- $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 2012 2013 2014 2015 2016 YTD 2017

2017 GUIDANCE UPDATE 29 THIRD QUARTER 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA Updated 2017 Guidance YTD 2017 Earnings Per Share (Basic) $2.95 - $3.10 $3.13 (1) Acquisition of Income-Producing Assets $50mm - $70 mm $40.0mm Target Investment Yields (Initial Yield – Unlevered) 6% - 8% 6.65% Land Transactions (2) $30mm - $50mm $39.8mm Leverage Target < 40% of TEV 32.5% As of September 30, 2017 (unless otherwise noted) Includes $0.24 in non-cash earnings for the elimination of the accrued liability associated with the straight-line accounting for the land lease which was terminated as part of acquisition of LPGA International golf course land. This earnings impact was not included in the Company’s original 2017 guidance for earnings per share. As of October 18, 2017 Executing Business Plan Achieving Results The Company expects to exceed guidance for Earnings Per Share and the top end of acquisition guidance for the full year 2017

REIT EVALUATION 30 THIRD QUARTER 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA Initial Step in Evaluation Estimate of CTO’s Accumulated Historical Earnings & Profits (for required dividend in advance of conversion) Potential E&P Distribution Components: 80% stock/20% Cash Largest Impact: 1031 Gains in Retained Earnings not in E&P Other Actions/Requirements for a Conversion to REIT Structure Seek Private Letter Ruling from IRS re: distribute up to 80% of E&P in CTO stock S-4 Registration Process to merge C Corp into REIT Shareholder Vote (proxy process and shareholder meeting) Alternatives to Maximizing Value Requires Shareholder Vote Prepared by third-party tax consultant No Decision has been made by CTO to convert to REIT Structure Estimated E&P ≈$30mm – $45mm(1)

APPENDIX 31 THIRD QUARTER 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA The Map

END NOTES 32 THIRD QUARTER 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA End note references utilized in this presentation There can be no assurances regarding the value ultimately received for the Company’s assets, or in the case of the transactions under contract or subject to a non-binding term sheet, the likelihood that such transactions will close or the timing or final terms thereof. There can be no assurances regarding the likelihood or timing of executing the Company’s share repurchase program. Net operating income (“NOI”) relates to our Income Property Operations segment and is calculated based on our current portfolio as of September 30, 2017 reflecting: (i) expected estimated annualized rents and costs as of and for the nine months ended September 30, 2017, excluding non-cash items including straight-line rent and amortization of lease intangibles and depreciation. As of the date of this presentation, the Company meets the required coverage ratio in the Credit Facility for repurchases of stock and anticipates, subject to customary restrictions on share repurchases, to be able to continue to make repurchases. Debt amount includes the face value of the Convertible Notes as of September 30, 2017. There can be no assurance that the cap rate range is the proper range for the Company’s portfolio of income properties or that such cap rate range would equate to an appropriate valuation range that the Company might achieve should the income property portfolio be sold as a portfolio, individually, or as part of more than one smaller portfolios comprising the entirety of the Company’s portfolio. Investment grade tenants are defined as tenants with a credit rating of BBB- or higher from the S&P rating agency and is based on our annualized rental revenue that is generated from income properties leased to investment grade tenants, including properties leased to subsidiaries of investment grade companies. There can be no assurances regarding the amount of our total investment or the timing of such investment. There can be no assurances regarding the likelihood or timing of achieving the potential stabilized yield or targeted investment yield for the investments. Footnotes for Slide #10 The amount for the Mitigation Bank represents the amount set forth in the term sheet for the buyer’s acquisition of approximately 70% of a to-be-formed joint venture that would own the Mitigation Bank, with the Company retaining 30%. Land sales transactions which require the Company to incur the cost to provide the mitigation credits necessary for obtaining the applicable regulatory permits for the buyer, with such costs representing either our basis in credits that we own or potentially up to 5% - 10% of the contract amount noted. The acres and amount include the buyer’s option to acquire 19 acres for approximately $2.0 million, in addition to the base contract of 26 acres for approximately $3.2 million. The acres and amount include the buyer’s option to acquire 71 acres for approximately $574,000, in addition to the base contract of 129 acres for approximately $2.75 million.

ON THE RIGHT PATH 2017 THIRD QUARTER INVESTOR PRESENTATION Wells Fargo Raleigh, NC October 19, 2017 NYSE American: CTO Consolidated-Tomoka Land Co. 1140 N. Williamson Boulevard, Suite 140 Daytona Beach, FL 32114 P: 386.274.2202 Info@ctlc.com www.ctlc.com NYSE American: CTO Investor Relations: Mark E. Patten P: 386.944.5643 mpatten@ctlc.com Contact Us For additional information, please see our most recent Annual Report on Form 10-K, copies of which may be obtained by writing the corporate secretary at the address above, or at www.ctlc.com.